UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 19, 2011
Date of report (Date of earliest event reported)

CHINA GENGSHENG MINERALS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-34649	91-0541437
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

No. 88 Gengsheng Road,
Dayugou Town, Gongyi, Henan,
People’s Republic of China
(Address of Principal Executive Offices)

451271
(Zip Code)

(86) 371-64059818
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01     Regulation FD Disclosure.

In anticipation of the planned presentation by China Gengsheng Minerals, Inc. (the "Company") to a group of potential investors at the Global Hunter Securities Energy, Metals & Mining and China Conference (the "Conference") on Tuesday, July 19, 2011 at 12:00 p.m. Pacific Time, the Company is filing this current report on Form 8-K to disclose its planned presentation materials in order to avoid the selective disclosure of any material nonpublic information at the Conference. The Company’s presentation materials are attached hereto as Exhibit 99.1.

Item 8.01.     Other Events

On July 11, 2011, the Company issued a press release announcing its plans to present at the conference referenced in Item 7.01 above. A copy of the press release is annexed as Exhibit 99.2 hereto.

The information in this report, including Exhibits 99.1 and 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"), and shall not be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

99.1	PowerPoint Presentation, dated July 19, 2011.
99.2	Press Release, dated July 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GENGSHENG MINERALS, INC.

Date: July 18, 2011	By: /s/ Shunqing Zhang
Name: Shunqing Zhang
Title: Chief Executive Officer